BARRETT INTERNATIONAL SHARES





--------------------------------------------------------------------------------





                                        ANNUAL REPORT
                                      DECEMBER 31, 1997

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

 Board of Directors

 DR. ROSITA P. CHANG(2) (3)      Professor of Finance, University of Rhode
                                 Island

 EDGAR R. FIEDLER(1) (2) (3)     Senior Fellow and Economic Counsellor, The
                                 Conference Board, Inc.

 PETER B. FREEMAN(1) (2) (3)     Corporate Director and Trustee

 DR. J.D. HAMMOND(2) (3)         Dean, Smeal College of Business
                                 Administration, Pennsylvania State University

 RICHARD M. HUNT(2) (3)          University Marshal and Senior Lecturer,
                                 Harvard University

                                 (1)Member of Executive Committee
                                 (2)Member of Nominating Committee
                                 (3)Member of Audit Committee
--------------------------------------------------------------------------------

 Officers

 DANIEL PIERCE                   President

 K. SUE COTE                     Vice President

 JERARD K. HARTMAN               Vice President

 THOMAS W. JOSEPH                Vice President and Assistant Secretary

 THOMAS F. McDONOUGH             Vice President and Secretary

 KATHRYN L. QUIRK                Vice President

 DAVID B. WINES                  Vice President

Dear Shareholder:
     We are pleased to provide you with the December 31, 1997 annual report for the Institutional Equity Portfolio (the "Portfolio"). The Portfolio is currently comprised of a single class of shares ("Barrett International Shares"). The report covers the period from December 31, 1996 through December 31, 1997.

     Since the Portfolio has been in operation, the Portfolio has provided a positive total return of 14.35%, reflecting in part a generally favorable market environment for international equities. Going forward, the Portfolio will continue to seek to provide long-term growth of capital by investing principally in the equity securities of companies which do business primarily outside of the United States. The management discussion which follows outlines key elements of the current market environment and Portfolio strategy.

     Thank you for your investment in the Portfolio. If you have any questions about the Portfolio, please call us at 1-800-854-8525.

     Sincerely,
     /s/Daniel Pierce
     Daniel Pierce
     President

INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIO/BARRETT INTERNATIONAL SHARES PERFORMANCE UPDATE
December 31, 1997


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INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIO
----------------------------------------------------------------

                            Total Return
Period           Growth    --------------
Ended              of                Average
12/31/97         $ 10,000  Cumulative  Annual
--------------------------------------------
1 Year          $ 10,898     8.98%     8.98%
Life of Fund*   $ 11,435    14.35%     7.98%
--------------------------------------------
MSCI EAFE & CANADA INDEX
--------------------------------------------
1 Year          $ 10,226     2.26%     2.26%
Life of Fund*   $ 10,303     3.03%     1.80%
--------------------------------------------
*The Portfolio commenced operations on April 3, 1996.
 Index comparisons begin April 30, 1996.

----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
----------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

INSTITUTIONAL INTERNATIONAL
EQUITY PORTFOLIO
Year            Amount
----------------------
4/96*          $ 10,000
6/96           $ 10,066
9/96           $  9,934
12/96          $ 10,372
3/97           $ 10,538
6/97           $ 11,810
9/97           $ 12,034
12/97          $ 11,303

MSCI EAFE & CANADA INDEX
Year            Amount
----------------------
4/96*          $ 10,000
6/96           $  9,871
9/96           $  9,879
12/96          $ 10,075
3/97           $  9,919
6/97           $ 11,205
9/97           $ 11,163
12/97          $ 10,303

The Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East
(EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume dividends reinvested net of withholding tax and, unlike Portfolio returns, do not reflect any fees or expenses.

----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

                           Periods Ended December

                               1996*     1997
                               ----      ----
NET ASSET VALUE...........   $ 12.48   $ 13.34
INCOME DIVIDENDS..........   $   .11   $   .14
CAPITAL GAINS
DISTRIBUTIONS.............        --       .12
FUND TOTAL RETURN (%).....      4.93      8.98
INDEX TOTAL RETURN (%)....       .76      2.26

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Manager had not maintained the Portfolio's expenses, total return for the one year and life of the Portfolio would have been lower.

INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIO/BARRETT INTERNATIONAL SHARES PORTFOLIO SUMMARY
December 31, 1997
---------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
COUNTRY/REGION  (Excludes Cash Equivalents of 5%)
---------------------------------------------------------------------------
Germany                         18%
Japan                           16%
France                          16%
United Kingdom                  15%
Switzerland                      9%
Emerging Markets                 8%
Netherlands                      5%
Sweden                           4%
Italy                            3%
Other                            6%
------------------------------------
                               100%
------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
SECTORS (Excludes Cash Equivalents of 5%)
--------------------------------------------------------------------------
Financial                      28%
Manufacturing                  21%
Health                          7%
Durables                        6%
Energy                          6%
Technology                      5%
Communications                  5%
Media                           4%
Utilities                       4%
Other                          14%
------------------------------------
                               100%
------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------------
10 LARGEST EQUITY HOLDINGS (17% of Portfolio)

     1. TELECOM ITALIA MOBILE SPA Cellular telecommunication services in Italy
     2. SKANDIA FOERSAEKRINGS AB Financial conglomerate in Sweden
     3.  SAP AG Computer software manufacturer in Germany
     4.  COMMERZBANK AG Worldwide multi-service bank in Germany
     5.  BAYERISCHE VEREINSBANK AG Commercial bank in Germany
     6. NOVARTIS AG Manufacturer of healthcare products in Switzerland
     7.  PORTUGAL TELECOM SA Telecommunication services in
         Portugal
     8. CREDIT SUISSE GROUP Provider of bank services, management services and life insurance in Switzerland
     9.  ALLIANZ AG Multi-line insurance company in Germany
    10.  MUENCHENER RUECKVERSICHERUNGS-GESELLSCHAFT AG
         Insurance company in Germany

For more complete details about the Portfolio's investment portfolio, see page 10.

Dear Shareholder:

     The Institutional International Equity Portfolio series of Scudder Institutional Fund, Inc. finished the year well ahead of its benchmark index, providing a total return of 8.98% for the twelve months ended December 31, 1997 versus the MSCI EAFE & Canada Index return of 2.26%.

     The two primary reasons for the Portfolio's relative outperformance for the year related to the Portfolio's Japanese position. During the year, the Portfolio had an exposure to Japan that was much lower than that of the EAFE Index. In addition, the returns from our stock selection in Japan were significantly above the returns of the Japanese index component of the EAFE Index.

Investment Outlook

     1997 will likely be remembered as a year in which turmoil in Asia destabilized capital markets globally. Falling equity prices and declining currency values in the Asian region led to some dramatic one-day declines in both European and U.S. markets. While the European and U.S. markets managed to recover much, if not all, of the lost ground, the Asian markets faced continued selling pressure throughout much of the year. A recent economic slowdown in the Asian region has exposed the frailties of the Asian financial model, which relies heavily on bank debt that is oftentimes lent for non-economic reasons, i.e., generally political reasons, and is collateralized by real estate at values that are often inflated. The International Monetary Fund (IMF) has structured rescue packages for three of Asia's economies: Thailand, Indonesia and Korea. The last one of these, Korea, is the eleventh largest economy in the world. The support of the IMF should help to stabilize and, ultimately, reform these economies and their financial systems. However, equity and currency market volatility is likely to continue in the near term as investors attempt to assess the current state of the financial environment and the prices they are willing to pay for assets.

     Stock market declines in Asia were extremely severe. Combined with coincident currency devaluations, the U.S. investor could purchase stocks today at prices significantly below those demanded one year ago. The table below illustrates the severity of the price declines in 1997:

                                 Local Terms (%)            US$ Terms (%)
                                 ---------------            -------------
           Indonesia                  -37.0                     -72.5
           Korea                      -42.2                     -69.6
           Malaysia                   -52.0                     -68.7
           Philippines                -41.0                     -60.8
           Thailand                   -55.2                     -75.5
          Source: Bloomberg

     The largest market in the Asian region, Japan, was still in the process of recovering from its own long-running financial troubles when the problems in Asia began to surface. This contributed to further turmoil in the Japanese equity market. The Japanese market is 25.3% of the EAFE Index, and during the year it declined 14.5% in local currency terms and 24.0% in U.S. dollar terms. Japanese authorities have taken a more aggressive stance toward the resolution of the bad debt problems that have been overhanging the financial system since the downfall of the "bubble economy," the period in the late eighties that saw land and share prices skyrocket. The failure of two major brokerage houses and the failure of a major bank, all in the fourth quarter, are clear evidence of a change in the attitudes and tactics of the authorities. The uncertainty surrounding the consequences of this change, combined with the slow progress of the economy and the high valuation of share prices, resulted in the poor returns for the overall equity market. However, significant differences were evident in the Japanese equity market. The performance of the portfolio's holdings in leading global exporters (Bridgestone +15%, Fujitsu +16% and SMC Corp. +32%) was in stark contrast to the performance of the Tokyo Stock Exchange Banking Index, which declined 42.7% in U.S. dollar terms. It is important to note that returns in Japan for U.S. investors were negatively impacted by the weakness of the Japanese yen, which declined 11.1% versus the U.S. dollar.

     Activity in Europe was marked by continuing consolidation and corporate restructuring as companies prepare for a borderless market in Europe following the planned introduction of the common currency, the euro. The financial sector has seen much of this activity. Union Bank of Switzerland announced a merger with Swiss Bank Corporation, a portfolio holding, to create the second largest bank in the world. As a result of this activity, the portfolio's holdings in banks and insurance companies across Europe were some of the strongest performers during the year (Aegon +40%, ING +17%, Bayerisch Vereinsbank + 62%, Swiss Bank Corp. +64%). The preparations for European Monetary Union (EMU) are impacting both governments, which are attacking spending to reduce deficits, and corporations, which are cutting costs and readying themselves for an increasingly competitive environment. The ability to cut costs and improve profitability has been a driving force in the performance of some of the portfolio's more successful holdings (Philips +48%, Royal Dutch +25%, Alcatel Alshtom +59%). The strong returns in Europe were impacted negatively by the strength of the U.S. dollar relative to the European currencies. The German mark, which can be used as a general guide, declined 14.3% versus the U.S. dollar during the year.

Portfolio Positioning

     A number of the Portfolio's European holdings performed extremely well over the last year. As a result, we have reduced our exposure to some of these holdings, due to our belief that their share prices have fully discounted their future financial performance. Carrefour, Daimler Benz, Hennes & Mauritz, Mannesmann, SAP and Schering are all companies that have been sold completely or significantly reduced. Many of these names have served the Portfolio well over the last three to five years. At the end of the year, Europe still represented roughly two-thirds of the Portfolio's equity exposure, and it is likely to continue to be the region where the Portfolio has the greatest exposure during 1998. One area within Europe where we see particular opportunity is the financial sector. The pace of consolidation is likely to continue in the financial services industry as the scope for reducing capacity is quite significant. We believe the Portfolio's substantial exposure to banks and insurance companies in Europe, currently more than 10%, will benefit from the drive to deliver financial products more cheaply across all of the continent.

     The magnitude of the declines in Asian share prices has been astounding. The financial troubles stem from an inefficient system for allocating capital where the exercise of influence was often more important than earning an economic return. To the extent that the reforms being mandated by the IMF are implemented, we believe better financial systems will be the result. However, the road to recovery is likely to be very bumpy. The turmoil has, and will likely continue, to push the share prices of many Asian companies to levels below their intrinsic value. We have been purchasing shares in some of our existing Hong Kong holdings where we have found attractive valuations. We have also added to some of our existing Indonesian holdings. It is important to emphasize that these have been relatively small shifts, and we are approaching our purchases on a stock-by-stock basis. At the end of 1997, the portfolio's exposure to the Asian region, excluding Japan, was approximately 9%.

     1998 should be an interesting year. Europe is in the final stages of preparing for EMU, and Asia is in the midst of resolving a difficult financial crisis. We believe the portfolio is well positioned to benefit from the changes that are occurring.

Sincerely,
Your Portfolio Management Team
/s/Irene T. Cheng                                    /s/J. Gregory Garrett
Irene T. Cheng                                       J. Gregory Garrett
Lead Portfolio Manager                               Portfolio Manager

A Team Approach to Investing

Lead Portfolio Manager Irene Cheng joined Scudder in 1993. Ms. Cheng, who has over 13 years of industry experience, focuses on portfolio management, research, and equity analysis for Scudder's international equity accounts. J. Gregory Garrett, Portfolio Manager, joined Scudder in 1990, and the Portfolio's team in 1997. Mr. Garrett specializes in international client service and international equity management and has over ten years of investment experience.

Institutional International Equity Portfolio/Barrett International Shares Investment Portfolio
December 31, 1997

                                                                                  Principal             Market
                                                                                  Amount (b)           Value ($)
                                                                                 ------------         ----------
REPURCHASE AGREEMENTS -- 5.2%
   Repurchase Agreement with Donaldson, Lufkin & Jenrette
      dated 12/31/97 at 6.5% to be repurchased at $1,003,362 on 1/2/98, collateralized by a $685,000, U.S. Treasury Bond, 13.75%,
      8/15/04 (Cost $1,003,000) .......................................            1,003,000           1,003,000
                                                                                                    ------------
CONVERTIBLE BONDS -- 0.2%
Japan
   Softbank Corp., 0.5%, 3/29/02 (Cost $63,199) .......................  JPY       5,000,000              29,874
                                                                                                    ------------


                                                                                    Shares
                                                                                 ------------
COMMON STOCKS -- 94.6%
Argentina 1.2%
   YPF S.A. "D" (Sponsored ADR) (Petroleum company) ...................                6,500             222,219
                                                                                                    ------------
Brazil 0.9%
   Companhia Vale do Rio Doce (pfd.) (Diverse mining and
      industrial complex) .............................................                5,900             117,096
   Usinas Siderurgicas de Minas Gerais S.A. (pfd.) (Steel
      manufacturer) ...................................................                9,254              54,726
                                                                                                    ------------
                                                                                                         171,822
                                                                                                    ------------
Canada 0.9%
   Canadian National Railway Co. (Major railroad operator) ............                3,800             178,958
                                                                                                    ------------
China 0.4%
   Anhui Expressway Co., Ltd. (Developer and manager of toll
      highways in Anhui province) .....................................              136,000              23,518
   China Telecommunications (Telecommunication services)* .............                6,000              10,298
   GZI Transport Ltd. (Developer and operator of toll highways in
      Guangdong Province) .............................................               13,000               4,362
   Jiangsu Expressway Co., Ltd. (Builder and manager of the
      Shanghai-Nanjing expressway)* ...................................              109,000              22,506
   Shenzhen Expressway Co. (Highway developer)* .......................              109,000              21,100
                                                                                                    ------------
                                                                                                          81,784
                                                                                                    ------------

   See notes to financial statements.

                                                                                                        Market
                                                                                    Shares             Value ($)
                                                                                 ------------         ----------
Finland 2.4%
   Nokia AB Oy "A" (Leading manufacturer of telecommunications
      equipment and cellular telephones) ..............................                2,950             209,508
   Pohjola Insurance Co., Ltd. "B" (Insurance company) ................                6,800             252,074
                                                                                                    ------------
                                                                                                         461,582
                                                                                                    ------------
France 14.8%
   AXA S.A. (Insurance group providing insurance, finance and
      real estate services) ...........................................                2,639             204,150
   Accor S.A. (Catering, hotels, travel services) .....................                  977             181,605
   Alcatel Alsthom (Manufacturer of transportation, telecommunication
      and energy equipment) ...........................................                1,672             212,472
   Assurances Generales de France (Markets health, life,
      and liability insurance) ........................................                5,012             265,503
   Carrefour (Hypermarket operator and food retailer) .................                  300             156,478
   Compagnie Financiere de Paribas (Finance and investment
      company) ........................................................                1,156             100,430
   Credit Commercial de France (Bank) .................................                1,600             109,635
   France Telecom S.A. (Telecommunication services)* ..................                2,745              99,540
   Lagardere S.C.A. (Holding company with interests in publishing, defense, audiovisual production and services,
      telecommunications and media) ...................................                1,731              57,221
   Renault S.A. (Manufacturer of automobiles, buses, industrial and
      agricultural vehicles) ..........................................                  567             168,593
   Rhone-Poulenc S.A. "A" (Medical, agricultural and consumer
      chemicals) ......................................................                4,695             210,261
   Schneider S.A. (Manufacturer of electronic components and
      automated manufacturing systems) ................................                4,164             226,046
   Societe Lyonnaise des Eaux S.A. (Water utility) ....................                1,987             219,824
   Societe Nationale Elf Aquitaine (Petroleum company) ................                2,368             275,349
   Thomson CSF (Manufacturer of aerospace systems and industrial
      electronics products) ...........................................                4,406             138,840
   Total S.A. "B" (International oil and gas exploration, development
      and production) .................................................                2,052             223,266
                                                                                                    ------------
                                                                                                       2,849,213
                                                                                                    ------------

   See notes to financial statements.

Institutional International Equity Portfolio/Barrett International Shares Investment Portfolio (continued)

                                                                                                        Market
                                                                                    Shares             Value ($)
                                                                                 ------------         ----------
Germany 17.0%
   Allianz AG (Multi-line insurance company) ..........................                1,091             282,605
   BASF AG (Leading international chemical producer) ..................                4,350             154,148
   Bayerische Vereinsbank AG (Commercial bank) ........................                4,800             314,041
   Commerzbank AG (Worldwide multi-service bank) ......................                8,100             318,777
   Dresdner Bank AG (Universal bank) ..................................                4,590             211,768
   Heidelberger Druckmaschinen (Manufacturer of printing
      machinery)* .....................................................                  725              39,897
   Hoechst AG (Chemical producer) .....................................                3,631             127,156
   Mannesmann AG (Bearer) (Diversified construction and
      technology company) .............................................                  450             227,376
   Muenchener Rueckversicherungs-Gesellschaft AG (Registered)
      (Insurance company) .............................................                  744             280,396
   RWE AG (pfd.) (Producer and marketer of petroleum and
      chemical products) ..............................................                6,400             270,372
   SAP AG (pfd.) (Computer software manufacturer) .....................                1,100             359,839
   Schering AG (Pharmaceutical and chemical producer) .................                2,000             192,885
   Thyssen AG (Manufacturer of capital goods and steel products) ......                  646             138,249
   VEBA AG (Electric utility, distributor of oil and chemicals) .......                3,630             247,179
   VIAG AG (Provider of electrical power and natural gas services,
      aluminum products, chemicals, ceramics and glass) ...............                  182              98,031
                                                                                                    ------------
                                                                                                       3,262,719
                                                                                                    ------------
Hong Kong 3.5%
   Cheung Kong Holdings Ltd. (Real estate company) ....................               12,000              78,591
   Citic Pacific Ltd. (Diversified holding company) ...................                7,000              27,913
   Cosco Pacific Ltd. (Investment holding company) ....................               46,000              37,398
   HSBC Holdings Ltd. (Bank holding company) ..........................                6,805             167,732
   Hutchison Whampoa, Ltd. (Container terminal and real estate
      company) ........................................................               14,000              87,624
   Kerry Properties, Ltd. (Real estate company) .......................               54,000              89,199
   New World Development Co., Ltd. (Property investment and
      development, construction and engineering, hotels and
      restaurants, telecommunications) ................................               21,000              72,629
   New World Infrastructure Ltd. (Investment and operation of
      infrastructure projects)* .......................................                5,000              11,324

   See notes to financial statements.

                                                                                                        Market
                                                                                    Shares             Value ($)
                                                                                 ------------         ----------
   Television Broadcasts, Ltd. (Television broadcasting) ..............               29,000              82,707
   Zhejiang Expressway Co., Ltd. (Road construction and
      management)* ....................................................              118,000              23,908
                                                                                                    ------------
                                                                                                         679,025
                                                                                                    ------------
Italy 3.3%
   Istituto Nazionale delle Assicurazione (Insurance company) .........              108,700             220,288
   Telecom Italia Mobile SPA (Cellular telecommunication services) ....               87,900             405,711
                                                                                                    ------------
                                                                                                         625,999
                                                                                                    ------------
Japan 15.5%
   Advantest Corp. (Producer of measuring instruments and
      semiconductor testing devices) ..................................                2,800             158,713
   Bridgestone Corp. (Leading automobile tire manufacturer) ...........                7,000             151,743
   Canon Inc. (Leading producer of visual image and information
      equipment) ......................................................                9,000             209,575
   Daiwa Securities Co., Ltd. (Brokerage and other financial
      services) .......................................................               24,000              82,727
   Fujitsu Ltd. (Leading manufacturer of computers) ...................               11,000             117,962
   Keyence Corp. (Specialized manufacturer of sensors) ................                1,100             162,620
   Matsushita Electric Works, Inc. (Leading maker of building materials
      and lighting equipment) .........................................                5,000              43,278
   Minebea Co., Ltd. (Manufacturer of bearings, electronic equipment,
      machinery parts) ................................................                9,000              96,515
   Nichiei Co., Ltd. (Finance company for small and medium-sized
      firms) ..........................................................                2,100             223,592
   Nintendo Co., Ltd. (Game equipment manufacturer) ...................                2,100             205,898
   Nippon Telegraph & Telephone Corp. (Leading telecommunications
      company) ........................................................                   14             120,107
   Nomura Securities Co., Ltd. (Financial advisor, securities
      broker and underwriter) .........................................               10,000             133,282
   Orix Corp. (Major leasing company) .................................                2,000             139,410
   Ricoh Co., Ltd. (Leading maker of copiers and information
      equipment) ......................................................               13,000             161,318
   SMC Corp. (Leading maker of pneumatic equipment) ...................                2,000             176,178
   Secom Co., Ltd. (Electronic security system operator) ..............                1,000              63,884
   Shohkoh Fund & Co., Ltd. (Finance company for small and
      medium-sized firms) .............................................                  400             121,946

   See notes to financial statements.

Institutional International Equity Portfolio/Barrett International Shares Investment Portfolio (continued)

                                                                                                        Market
                                                                                    Shares             Value ($)
                                                                                 ------------         ----------
   Sony Corp. (Consumer electronic products manufacturer) .............                3,000             266,565
   Sumitomo Electric Industries, Ltd. (Leading manufacturer of
      electric wires and cables) ......................................               11,000             149,981
   Sumitomo Metal Industries, Ltd. (Leading integrated crude steel
      producer) .......................................................               45,000              57,564
   Tokyo Electron Ltd. (Leading semiconductor production equipment
      manufacturer) ...................................................                4,000             128,074
                                                                                                    ------------
                                                                                                       2,970,932
                                                                                                    ------------
Malaysia 0.4%
   Arab Malaysian Finance Berhad (Licensed finance company) ...........               37,000               7,420
   Arab Malaysian Corp. (Investment holding company with interests
      in financial services, infrastructure and property) .............               25,000               7,392
   Malayan Banking Berhad (Leading banking and financial services
      group) ..........................................................               12,000              34,863
   Malaysian Resources Corp. (Property development and investment) ....               40,333               9,333
   Multi-Purpose Holdings Berhad (Investment holding company) .........               40,000              10,284
   United Engineers Berhad (Leading comprehensive contractor) (c) .....               18,000              14,994
                                                                                                    ------------
                                                                                                          84,286
                                                                                                    ------------
Netherlands 4.5%
   AEGON Insurance Group NV (Insurance company) .......................                2,800             249,248
   Akzo-Nobel NV (Chemical producer) ..................................                  600             103,447
   Elsevier NV (International publisher of scientific, professional,
      business, and consumer information books) .......................                9,000             145,584
   Heineken Holdings NV "A" (Brewery) .................................                  700             107,708
   Philips Electronics NV (Leading manufacturer of electrical
      equipment) ......................................................                2,725             163,417
   Royal Dutch Petroleum Co. (Owner of 60% of Royal Dutch/
      Shell Group) ....................................................                1,800              98,802
                                                                                                    ------------
                                                                                                         868,206
                                                                                                    ------------

   See notes to financial statements.

                                                                                                        Market
                                                                                    Shares             Value ($)
                                                                                 ------------         ----------
Philippines 1.2%
   C & P Homes, Inc. (Home construction company) ......................              308,600              17,983
   Manila Electric Co. "B" (Electric utility) .........................               25,350              83,874
   Metropolitan Bank and Trust Company (Commercial bank and
      trust company) ..................................................                5,728              38,540
   SM Prime Holdings Corp. (Leader in commercial center operations) ...              552,000              81,778
                                                                                                    ------------
                                                                                                         222,175
                                                                                                    ------------
Portugal 1.6%
   Portugal Telecom S.A. (Telecommunication services) .................                6,500             301,603
                                                                                                    ------------
Sweden 4.0%
   AGA AB "B" (Free) (Producer and distributor of industrial and
      medical gases) ..................................................                8,600             113,748
   L.M. Ericsson Telephone Co. "B" (ADR) (Leading manufacturer of
      cellular telephone equipment) ...................................                7,000             261,188
   Skandia Foersaekrings AB (Free) (Financial conglomerate) ...........                8,500             400,984
                                                                                                    ------------
                                                                                                         775,920
                                                                                                    ------------
Switzerland 8.6%
   Ciba Specialty Chemical (Registered) (Manufacturer of chemical
      products for plastics, coatings, fibers and fabrics)* ...........                1,878             223,587
   Clariant AG (Registered) (Manufacturer of color chemicals) .........                  328             273,801
   Credit Suisse Group (Registered) (Provider of bank services,
      management services and life insurance) .........................                1,920             296,900
   Nestle S.A. (Registered) (Food manufacturer) .......................                  114             170,746
   Novartis AG (Registered) (Manufacturer of healthcare products) .....                  190             308,108
   Roche Holdings AG (PC) (Producer of drugs and medicines) ...........                   25             248,118
   Union Bank of Switzerland (Bearer) (Bank) ..........................                   92             132,948
                                                                                                    ------------
                                                                                                       1,654,208
                                                                                                    ------------
United Kingdom 14.4%
   BOC Group PLC (Producer of industrial gases) .......................               12,938             212,700
   Barclays PLC (Commercial and investment banking, insurance and
      other financial services) .......................................                8,750             232,911
   British Petroleum PLC (Major integrated world oil company) .........               14,329             189,534
   Carlton Communications PLC (Television post production products
      and services) ...................................................               25,500             196,836

   See notes to financial statements.

Institutional International Equity Portfolio/Barrett International Shares Investment Portfolio (continued)

                                                                                                        Market
                                                                                    Shares             Value ($)
                                                                                 ------------         ----------
   General Electric Co., PLC (Manufacturer of power, communications
      and defense equipment and other various electrical components) ..               25,000             161,977
   Glaxo Wellcome PLC (Pharmaceutical company) ........................                8,934             212,972
   Imperial Chemical Industries PLC (Leading international chemical
      producer) .......................................................               10,840             169,307
   Pearson PLC (Diversified media and entertainment holding
      company) ........................................................               14,000             181,874
   Pilkington PLC (Manufacturer of glass for building and transport
      markets) ........................................................               44,000              92,136
   PowerGen PLC (Electric utility) ....................................               16,913             219,994
   RTZ Corp., PLC (Mining and finance company) ........................                7,481              92,210
   Reuters Holdings PLC (International news agency) ...................               12,000             131,059
   SmithKline Beecham PLC (Manufacturer of ethical drugs and
      healthcare products) ............................................               19,400             199,931
   WPP Group PLC (Advertising agency) .................................               51,200             227,879
   Zeneca Group PLC (Holding company:  Manufacturing and
      marketing of pharmaceutical and agrochemical products
      and specialty chemicals) ........................................                7,000             247,927
                                                                                                    ------------
                                                                                                       2,769,247
                                                                                                    ------------
Total Common Stocks (Cost $16,304,326) ................................                               18,179,898
                                                                                                    ------------
----------------------------------------------------------------------------------------------------------------

Total Investments -- 100.0% (cost $17,370,525) (a) ....................                              $19,212,772
                                                                                                    ============

(a) Cost for federal income tax purposes was $17,392,405. At December 31, 1997, net unrealized appreciation for all securities based on tax cost was $1,820,367. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $3,261,387 and unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,441,020.

(b) Principal amount stated in U.S. dollars unless otherwise noted.

    Currency Abbreviations
    ----------------------
    JPY     Japanese Yen

(c) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $14,994 (0.08% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at December 31, 1997 aggregated $107,167. These securities may also have certain restrictions as to resale.

*   Non-income producing security

Institutional International Equity Portfolio/Barrett International Shares Statement of Assets and Liabilities
December 31, 1997

Assets
Investments, at market (identified cost $17,370,525) .......................                       $  19,212,772
Cash .......................................................................                               3,191
Receivable for investments sold ............................................                              50,631
Dividend and interest receivable ...........................................                              10,705
Foreign tax recoverable ....................................................                              16,261
Due from Manager ...........................................................                             106,076
Deferred organizational expenses ...........................................                              18,842
Other assets ...............................................................                                 265
                                                                                                   -------------
      Total assets .........................................................                          19,418,743

Liabilities
Payable for investments purchased ..........................................     $   98,606
Other payables and accrued expenses ........................................         98,447
                                                                                 ----------
      Total liabilities ....................................................                             197,053
                                                                                                   -------------
Net assets, at market value ................................................                       $  19,221,690
                                                                                                   =============

Net Assets Net assets consist of:
   Net unrealized appreciation (depreciation) on:
      Investments ..........................................................                       $   1,842,247
      Foreign currency related transactions ................................                              (1,106)
   Accumulated net realized gain ...........................................                             154,523
   Paid-in capital .........................................................                          17,226,026
                                                                                                   -------------
Net assets, at market value ................................................                       $  19,221,690
                                                                                                   =============
Net asset value, offering and redemption price per share
   ($19,221,690 / 1,441,090 outstanding shares of
   Capital Stock, $.001 par value, 100,000,000
   shares authorized) ......................................................                              $13.34
                                                                                                          ======

   See notes to financial statements.

Institutional International Equity Portfolio/Barrett International Shares Statement of Operations
For the year ended December 31, 1997

Investment Income
Dividend (net of foreign taxes withheld of $41,717) ........................                         $   306,935
Interest ...................................................................                              63,383
                                                                                                     -----------
                                                                                                         370,318
Expenses:
Management fee .............................................................     $  173,388
Custodian and accounting fees ..............................................        142,205
Shareholder services .......................................................         48,613
Directors' fees and expenses ...............................................          7,731
Auditing ...................................................................         34,833
Reports to shareholders ....................................................         12,340
Amortization of organization expenses ......................................          5,745
Registration fees ..........................................................         16,311
Legal ......................................................................         31,112
Miscellaneous fees .........................................................          9,391
                                                                                 -----------
Total expenses before reductions ...........................................        481,669
Expense reductions .........................................................       (279,464)
                                                                                 -----------
   Expenses, net ...........................................................                             202,205
                                                                                                     -----------
Net investment income ......................................................                             168,113
                                                                                                     -----------

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) from:
   Investments .............................................................        490,693
   Foreign currency related transactions ...................................        (18,750)             471,943
                                                                                 -----------
Net unrealized appreciation (depreciation) from:
   Investments .............................................................        970,777
   Foreign currency related transactions ...................................         (1,106)             969,671
                                                                                 -----------         -----------
Net gain on investments ....................................................                           1,441,614
                                                                                                     -----------
Net increase in net assets resulting from operations .......................                         $ 1,609,727
                                                                                                     ===========

   See notes to financial statements.

Institutional International Equity Portfolio/Barrett International Shares Statements of Changes in Net Assets

                                                                                               For the period
                                                                                   Year         April 3, 1996
                                                                                   Ended      (commencement of
                                                                               December 31,    operations) to
                                                                                   1997       December 31, 1996
                                                                               ------------   -----------------
Increase (Decrease) in Net Assets
Operations:
Net investment income .....................................................   $     168,113     $    143,757
Net realized gain (loss) on investments ...................................         471,943         (174,257)
Net unrealized appreciation on investments during the period ..............         969,671          871,470
                                                                              -------------      -----------
Net increase in net assets resulting from operations ......................       1,609,727          840,970
                                                                              -------------      -----------
Distributions to shareholders from net investment income ..................        (198,898)        (156,525)
                                                                              -------------      -----------
Distributions to shareholders from net realized gains .....................        (170,484)              --
                                                                              -------------      -----------
Capital Stock Transactions:
Proceeds from sale of shares ..............................................         372,493       17,436,410
Reinvestment of distributions .............................................         271,824           88,761
Cost of shares redeemed ...................................................        (560,480)        (313,308)
                                                                              -------------      -----------
Net increase in assets from Portfolio share transactions ..................          83,837       17,211,863
                                                                              -------------      -----------
Increase in net assets ....................................................       1,324,182       17,896,308
                                                                              -------------      -----------
Net Assets:
Beginning of period .......................................................      17,897,508            1,200
                                                                              -------------      -----------
End of period (including distributions in excess of net investment
   income of $853 for the period ended December 31, 1996) .................   $  19,221,690      $17,897,508
                                                                              -------------      -----------
Other Information
Increase (decrease) in Portfolio shares
Shares outstanding at beginning of period .................................       1,433,768              100
                                                                              -------------      -----------
Shares sold ...............................................................          28,954        1,451,638
Shares issued to shareholders in reinvestment of distributions ............          20,392            7,199
Shares redeemed ...........................................................         (42,024)         (25,169)
                                                                              -------------      -----------
Net increase in Portfolio shares ..........................................           7,322        1,433,668
                                                                              -------------      -----------
Shares outstanding at end of period .......................................       1,441,090        1,433,768
                                                                              =============      ===========

   See notes to financial statements.

Institutional International Equity Portfolio/Barrett International Shares Financial Highlights

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

                                                                                                  For the period
                                                                                                  April 3, 1996
                                                                                                  (commencement
                                                                             Year Ended           of operations)
                                                                             December 31,         to December 31,
                                                                                1997                    1996
                                                                            -------------         ---------------

Net asset value, beginning of period .....................................    $ 12.48                 $ 12.00
                                                                              -------                 -------
Income from Investment Operations:
Net investment income ....................................................        .12                     .11
Net realized and unrealized gain on investments ..........................       1.00                     .48
                                                                              -------                 -------
Total from investment operations .........................................       1.12                     .59
                                                                              -------                 -------
Less distributions:
From net investment income ...............................................       (.14)                   (.11)
From net realized gains on investment transactions .......................       (.12)                     --
                                                                              -------                 -------
Total distributions ......................................................       (.26)                   (.11)
Net asset value, end of period ...........................................    $ 13.34                 $ 12.48
                                                                              =======                 =======
Total return (%) (b)                                                             8.98                    4.93**
Ratios and Supplementary Data
Net assets, end of period ($ millions) ...................................         19                      18
Ratio of operating expenses, to average daily net assets (%) .............       1.04                     .95*
Ratio of operating expenses before expense reductions,
  to average daily net assets (%) ........................................       2.47                    2.55*
Ratio of net investment income, to average daily net assets (%) ..........        .86                    1.24*
Portfolio turnover rate (%) ..............................................       62.1                    10.1*
Average commission rate paid (c) .........................................    $ .0043                 $ .0004

(a) Based on monthly average shares outstanding during the period.

(b) Total returns would have been lower had certain expenses not been reduced.

(c) Average commission rate paid per share of common and preferred stocks.

*   Annualized

**  Not annualized

Institutional International Equity Portfolio/Barrett International Shares Notes to Financial Statements

1. Organization

      Institutional International Equity Portfolio (the "Portfolio") is a portfolio of Scudder Institutional Fund, Inc. (the "Company") which is an open-end, diversified management investment company. Currently the Portfolio is comprised of a single class of shares ("Barrett International Shares").

2. Significant Accounting Policies

      The Portfolio's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. Significant accounting policies followed by the Portfolio are:

      (a) Security Valuation--Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with original maturities greater than sixty days are valued by pricing agents approved by the officers of the Portfolio, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

      (b) Foreign Currency Transactions--The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

 (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and

 (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Portfolio does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

      (c) Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

      (d) Federal Income Taxes--The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, including any realized net capital gains, to shareholders. Therefore, no federal income tax provision is required.

      (e) Distribution of Income and Gains-- Distributions of net investment income are made annually. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Portfolio if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign currency denominated securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

      (f) Organization Costs--Costs incurred by the Portfolio in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

      (g) Other--Investment transactions are recorded on a trade date basis. Interest income is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend dates.

3. Repurchase Agreements

      It is the Portfolio's policy to obtain possession, through its custodian, of the securities underlying each repurchase agreement to which it is a party, either through physical delivery or book entry transfer in the Federal Reserve System or Participants Trust Portfolio. Payment by the Portfolio in respect of a repurchase agreement is authorized only when proper delivery of the underlying securities is made to the Portfolio's custodian. The Portfolio's investment manager values such underlying securities each business day using quotations obtained from a reputable, independent source. If the Portfolio's investment manager determines that the value of such underlying securities (including accrued interest thereon) does not at least equal the value of each repurchase agreement (including accrued interest thereon) to which such securities are subject, it will ask for additional securities to be delivered to the Portfolio's custodian. In connection with each repurchase agreement transaction, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

4. Purchases and Sales of Securities

      For the year ended December 31, 1997, purchases and sales of securities (excluding short-term investments) aggregated $11,903,983 and $11,219,931, respectively.

5. Management Fee and Other Transactions with Affiliates

      Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments Inc. ("Scudder Kemper" or the"Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management

Institutional International Equity Portfolio/Barrett International Shares Notes to Financial Statements (continued)

Agreement") between the Company and Scudder Kemper was approved by the Company's Board of Directors and by the Portfolio's Shareholders. The Management Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Portfolio.

      The Portfolio retains Scudder Kemper as investment manager for the Portfolio, pursuant to an investment advisory agreement between Scudder Kemper and the Company on behalf of the Portfolio, for a management fee payable each month, based upon the average daily value of the Portfolio's net assets, at an annual rate of 0.90%. Scudder Kemper agreed not to impose all or a portion of its management fee until July 31, 1997, to maintain the annualized expense of the Portfolio at not more than 0.95% of the average daily net assets. Scudder Kemper has also agreed not to impose all or a portion of its management fee to maintain the annualized expenses of the Portfolio at not more than 1.15% of average daily net assets.

      For the year ended December 31, 1997, Scudder did not impose any of its fee amounting to $173,388. In addition, Scudder reimbursed expenses amounting to $106,076.

      Scudder Service Corporation ("SSC"), a subsidiary of Scudder Kemper, is the Portfolio's shareholder service, transfer and dividend disbursing agent. For the year ended December 31, 1997, the amount charged by SSC aggregated $45,973 of which $4,859 is unpaid at December 31, 1997.

      Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder Kemper, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records for the Portfolio. For the year ended December 31, 1997, the amount charged to the Portfolio by SFAC aggregated $53,511, of which $4,167 is unpaid at December 31, 1997.

      The Portfolio has a compensation arrangement under which payment of Directors' fees may be deferred. Interest is accrued (based on the rate of return earned on the 90 day Treasury Bill as determined at the beginning of each calendar quarter) on the deferred balances and is included in "Directors' fees and expenses." For the year ended December 31, 1997, Directors' fees and expenses amounted to $7,731. The accumulated balance of deferred Directors' fees and interest thereon relating to the Portfolio aggregated $2,306, which is included in accrued expenses of the Portfolio.

6. Investing in Emerging Markets

      Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

7. Plan of Reorganization

      On October 23, 1997, the Stockholders of the Portfolio approved a Plan of Reorganization (the "Plan") that previously had been approved by the Company's Board of Directors. The Plan provides for the transfer of substantially all of the assets and all of the identified and stated liabilities of the Portfolio to International Fund, a series of shares of common stock of International Fund Inc., in a tax free exchange of shares.

      As a result of the Reorganization, each stockholder of the Institutional International Equity Portfolio will become a stockholder of the International Fund and will hold, immediately after the closing of the Reorganization (the "Closing"), that number of full and fractional voting shares of common stock of the Barrett International Shares class of the International Fund having an aggregate net asset value equal to the aggregate net asset value of such stockholder's shares held in the Institutional International Equity Portfolio as of the close of business on the business day preceding the Closing. The investment objective, policies and restrictions of the Barrett Shares class of Institutional International Fund will be substantially similar to those of the International Equity Portfolio at the time of the Closing.

Report of Independent Accountants

To the Board of Directors and Shareholders of SCUDDER INSTITUTIONAL FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Institutional International Equity Portfolio, a portfolio of Scudder Institutional Fund, Inc. (hereafter referred to as the "Portfolio") at December 31, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period April 3, 1996 (commencement of operations) through December 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

As discussed in Note 7 to the financial statements, on October 23, 1997 the stockholders of the Portfolio approved a Plan of Reorganization. The Plan provides for the transfer of substantially all of the assets and all of the identified and stated liabilities of the Portfolio to the International Fund, a series of shares of common stock of International Fund, Inc., in a tax free exchange of shares.


Price Waterhouse LLP

1177 Avenue of the Americas
New York, New York
February 23, 1998

--------------------------------------------------------------------------------

Federal Tax Status of 1997 dividends (Unaudited)

      The Fund paid distributions of $0.120 per share from net long-term capital gains during the year ended December 31, 1997, of which 0.00% represents 20% gains. Pursuant to section 852 of the Internal Revenue Code, the Fund designates $359,541 as capital gain dividends for the year ended December 31, 1997, of which 33.38% represents 20% rate gains.

      The Fund paid foreign taxes of $41,738 and recognized $190,254 of foreign source income during the period ended December 31, 1997. Pursuant to section 853 of the Internal Revenue Code, the fund designates $0.0314 per share of foreign taxes as having been paid and $0.1320 of income from foreign sources as having been earned in the year ended December 31, 1997.

--------------------------------------------------------------------------------

Institutional International Equity Portfolio/Barrett International Shares Stockholder Meeting Results

December 31, 1997


A Special Meeting of Stockholders (the "Meeting") of Institutional International Equity Portfolio ("International Equity Portfolio") was held on October 23, 1997, at the offices of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. The following matters were voted upon by the stockholders (the resulting votes for each matter are presented below).


1. To approve an Agreement and Plan of Reorganization.


                              Number of Votes:
                              ----------------

       For             Against              Abstain           Broker Non-Votes*
       ---             -------              -------           -----------------
    1,386,319             0                    0                      0


2. To approve the new Investment Management Agreement between International Equity Portfolio and Scudder Kemper Investments, Inc.


                              Number of Votes:
                              ----------------

       For             Against              Abstain           Broker Non-Votes*
       ---             -------              -------           -----------------
     1,386,319            0                    0                      0


3.    To elect Directors.

                                                     Number of Votes:
                                                     ----------------

              Director                           For                Withheld
              --------                           ---                --------

        Dr. Rosita P. Chang                   1,386,319                0

        Edgar R. Fiedler                      1,386,319                0

        Peter B. Freeman                      1,386,319                0

        Dr. J. D. Hammond                     1,386,319                0

        Richard M. Hunt                       1,386,319                0

4. To ratify the selection of Price Waterhouse LLP as the independent accountants for the International Equity Portfolio's current fiscal year.



                                   Number of Votes:
                                   ----------------

              For                      Against                    Abstain
              ---                      -------                    -------

           1,386,319                      0                          0



* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

         BARRETT INTERNATIONAL SHARES
   345 Park Avenue, New York, New York 10154
                (800) 854-8525




    Investment Manager
    Scudder Kemper Investments, Inc.
    345 Park Avenue
    New York, New York 10154

    Distributor
    Scudder Investor Services, Inc.
    Two International Place
    Boston, Massachusetts 02110

    Custodian
    State Street Bank and Trust Company
    225 Franklin Street
    Boston, Massachusetts 02110

    Fund Accounting Agent
    Scudder Fund Accounting Corporation
    Two International Place
    Boston, Massachusetts 02110

    Transfer Agent and
    Dividend Disbursing Agent
    Scudder Service Corporation
    P.O. Box 9242
    Boston, Massachusetts 02205

    Legal Counsel
    Dechert, Price & Rhoads
    Boston, Massachusetts

                                      -----------------

    This report is for the information of the shareholders. Its use in connection with any offering of the Company's shares is authorized only in case of a concurrent or prior delivery of the Company's current prospectus.









                                    BARRETT INTERNATIONAL
                                           SHARES
                             -----------------------------------















                                        ANNUAL REPORT
                                      DECEMBER 31, 1997